SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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Soliciting Material Pursuant to Rule 14a-12

THE SWISS HELVETIA FUND, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas
Suite 400
New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 22, 2003

To our Stockholders:

           Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 11:30 a.m. on Thursday, May 22, 2003 at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022, for the following purposes:

           1.           To elect three Class III Directors to serve for a three-year term.

           2.           To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

           The Board of Directors has fixed the close of business on April 8, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

           You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, you are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the enclosed envelope. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors

Edward J. Veilleux
Secretary

Dated: April 15, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
Annual Meeting of Stockholders
May 22, 2003
PROXY STATEMENT

INTRODUCTION

           This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 11:30 a.m. on Thursday, May 22, 2003 at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 15, 2003.

           If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, the shares will be voted FOR the Election of Directors. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed proxy. Shares represented by a Proxy marked to withhold authority to vote, and shares represented by a Proxy that indicates that the broker or nominee stockholder thereof does not have discretionary authority to vote them, will be counted to determine the existence of a quorum at the Meeting, but will not constitute a vote in favor of a proposal. Such Proxies will not affect the plurality vote required for the election of directors. To the extent any stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may determine that the vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund's common stock by another fund (whether SEC-registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

           The Board of Directors has fixed the close of business on April 8, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 24,270,418 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

           Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

           The Fund will furnish, without charge, a copy of its Annual Report for its year ended December 31, 2002 and its most recent Quarterly and Semi-Annual Reports succeeding the Annual Report, if any, to any stockholder on request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, Attention: Rudolf Millisits, or by telephoning the Fund's toll free telephone number: 1-888-794-7700.

           The Fund's Investment Advisor is Hottinger Capital Corp. ("HCC"), which is owned by the Hottinger Group ("Hottinger"). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund's administrator is Forum Administrative Services LLC, and its executive offices are located at Two Portland Square, Portland, Maine 04101.

PROPOSAL 1: TO ELECT THREE CLASS III DIRECTORS

           The Fund's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently ten and is divided into three classes of at least three Directors each. Paul Hottinguer, Claude Mosseri-Marlio and Stephen K. West, Esq. were elected as Class III Directors in 2000 to serve until this Meeting. The Class III nominees, Paul Hottinguer, Claude Mosseri-Marlio and Stephen K. West, Esq., are the only nominees to be considered for election at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2006, or until his respective successor shall be elected and shall qualify. The Class III nominees were first nominated by the Governance/Nominating Committee consisting of the six Non-Interested Directors (as defined below), two of whom are Class III nominees. Thereafter, the Board of Directors of the Fund, including all of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund or HCC (each such Director a "Non-Interested Director"), unanimously proposed the Class III nominees for election at this Meeting.

           Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class III nominees of the Fund listed above. Each Class III nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the Class III nominees is currently a member of the Board of Directors.

Required Vote and the Board's Recommendation

           In accordance with Delaware law and the Fund's Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

           Abstentions, withholding of authority and broker non-votes will not be included in determining the number of votes cast in a Director's favor. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS CLASS III DIRECTORS.

Certain Information Concerning Directors and Executive Officers

           The following tables set forth certain information about each person nominated by the Board for election, each person currently serving or continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2002. The information with respect to the Directors is separately stated for Directors who have been determined to be Non-Interested Directors and Directors who are deemed to be "interested persons" under the 1940 Act.

Class III Non-Interested Directors
(Nominees for Terms Expiring in 2006*)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2002[1]

Mr. Claude Mosseri-Marlio 6 bis rue du Cloitre Notre-Dame 75004 Paris France Age 72	Director since 1993; Member of the Governance/ Nominating Committee	Director since 1993. Term of office will expire in 2003.	E.B.R.D. - European Bank for Reconstruction and Development; Senior Advisor: TAM Program (Turn Around Management) since 1999; Financial Consultant, portfolio management since since 1982; Professor, Schiller University, Paris, since 1989; Professor, American Business School, Paris, since 1995; Guest Lecturer, Kelley School of Business, Indiana University, since 1998; Guest Lecturer, Fox School of Business, Temple University, since 2002; Visiting Professor, Tyumen State Institute of Management, Tyumen, Russia, since 2002.	None	6,992 $50,001- $100,000

Stephen K. West, Esq. Sullivan & Cromwell 125 Broad Street New York, New York 10004 Age 74	Director since 1995; Member of the Audit Committee since 1996, of the Litigation Committee since 2001, and of the Governance/ Nominating Committee since 2002.	Director since 1995. Term of office will expire in 2003.	Of Counsel: Sullivan & Cromwell since 1997; Partner: Sullivan & Cromwell (1964 through 1996).	Director: Pioneer Funds (registered investment company) (52 portfolios); AMVESCAP PLC (Investment Manager); First ING Insurance Company of New York (1983 to 2001); Winthrop Focus Funds (1988 to 1997); ING America Holdings, Inc. (insurance and broker dealer holding company) (1988 to 1998); Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) (1997 to 2002).	19,217 over $100,000

*In addition, Paul Hottinguer, an interested Director, is a Nominee for Term Expiring in 2006. See page 5.

Class I Non-Interested Directors
(Term Will Expire in 2004)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2002[1]

Mr. Claude W. Frey Clos 108 2012 Auvernier Switzerland Age 59	Director since 1995; Member of the Governance/ Nominating Committee since 2002.	Director since 1995. Term of office will expire in 2004.	President of the Swiss Parliament (1994-1995); Swiss Police Academy (Neuchatel) since 1996; Member of the Swiss Parliament since 1979; Parliamentary Assembly of the Council of Europe (Strasbourg) since 1996 and Executive Board of the "North-South Centre" (Lisbon) since 1999; President of the National Committee for Foreign Affairs since 2001; Vice President of the National Committee for Foreign Affairs (1999-2001); Chairman of the Board: Federation of Swiss Food Industries (Berne) (1991-2001); Association of Swiss Chocolate Manufacturers (Berne) (1991-2000); Swiss Association of Biscuits and Sugar Confectioners Industries (Berne) (1991-2000); Vice Chairman of the Board: Federation of Swiss Employers' Association (Zurich) (1997-2001); Chairman of the Board: Berun Frais SA (Maria) since 2002.	Member of the Board: Infra 2000 (Marin); SCCM SA (Crans-Montana); President of the Steering Committee of InterNutrition (Zurich) since 2000; Director: Federation of Swiss Employers' Association (Zurich) (1995-1996).	1,814 $10,001- $50,000

Class I Non-Interested Directors
(Term Will Expire in 2004)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2002[1]

Mr. Eric R. Gabus St. Dominique 1815 Clarens Switzerland Age 75	Director since 1987; Vice Chairman (Non-Officer) since 1994; Chairman of the Governance/ Nominating Committee since 2002; and Member of the Litigation Committee since 2001.	Director since 1987. Term of office will expire in 2004.	Chairman of the Board: Societe Neuchateloise de Presse since 1999, L'Express Communication (Neuchatel) from 1983 to 2002; Vice Chairman of the Board: Fondation Denis de Rougemont pour l'Europe, Geneva since 1980; Deputy Chairman of the Board: Credit Suisse First Boston (1982 to 1986); General Manager: Nestle S.A., Vevey (1969 to 1982); Manager: Banque Paribas (1955 to 1969).	Board Member: Pro C.I.C.R (International Red Cross) Neuchatel since 1986.	1,000 $10,001-$50,000

Class II Non-Interested Director
(Term will Expire in 2005)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2002[1]

Didier Pineau-Valencienne c/o Schneider Electric, S.A. 64 Rue de Miromesnil 75008 Paris France Age 71	Director since 1999; Member of the Audit Committee since 1999, of the Litigation Committee since 2001, and of the Governance/ Nominating Committee since 2002.	Director since 1999. Term of office will expire in 2005.	Honorary Chairman: Schneider Electric SA (industrial conglomerate) since 1999; Chairman of the Board and CEO: Schneider SA (industrial conglomerate) (1981 until February 1999); Chairman: AFEP (1999 to 2001); Vice Chairman, Credit Suisse First Boston (Europe) Limited (investment banking) (February 1, 1999 to November 2002); Chairman of the Board and CEO: Ceca SA (specialty chemicals) (1968 to 1974); Managing Director, Petrochemicals Division: Rhone-Poulenc SA (chemicals) (1974 to 1980); General Manager: Banque Parisienne pour L'Industrie (French Bank) (1958 to 1968); Senior Adviser: CSFB (until November 2002); Partner, PEP Private Equity Partners (France).	Director: AON (France); Fleury Michon (France); AFEP (France); AXA Financial (insurance); Aventis, SA (formerly, Rhone-Poulenc SA) (chemicals); Wendel Investissements (formerly, Compagnie Generale d'Industrie et de Participations (CGIP); Bankers Trust New York Corp. (1992 to 1995); Sema Group PLC (Great Britain) (computers) (March 1990 to June 2001); Banque Paribas (May 1990 to 1998), AXA-SA (insurance) (April 1990 to January 1997); Member of Supervisory Board of AXA-UAP (France) (insurance) (1998 to March 2001); Member of Advisory Board: Booz Allen & Hamilton (USA) (1997 to December 30, 2002); Whirlpool Corp. (1992 to 1996); Member: LaGardere (France) (holding company); Trustee: IASC since 2000.	2,185 $10,001-$50,000

Class II Non-Interested Director
(Term will Expire in 2005)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2002[1]

Samuel B. Witt, III, Esq. Stateside Associates, Inc. 2300 Clarendon Blvd. Suite 407 Arlington, Virginia 22201-3367 Age 67	Director since 1987; Chairman of the Audit Committee since 1993 and of the Litigation Committee since 2001; and Member of the Governance/ Nominating Committee since 2002.	Director since 1987. Term of office will expire in 2005.	Senior Vice President and General Counsel: Stateside Associates, Inc. since August 1993; Samuel B. Witt, III, Attorney-at-Law, since August 1993; Partner: Womble Carlyle Sandridge & Rice from June 1989 to August 1993; Assistant Secretary: Fortune Technologies, Inc. from 1990 to December 1993; Vice President and Special Counsel: R.J.R. Nabisco, Inc. (June 1988 to June 1989); Vice President and Associate General Counsel: R.J.R. Nabisco, Inc. (February 1988 to June 1988); Associate General Counsel: R.J.R. Nabisco, Inc. (November 1986 to June 1988); Vice-President, General Counsel and Secretary: R.J. Reynolds Tobacco Company (August 1981 to November 1986).	Member and President of the Virginia Military Institute Board of Visitors; Director: Stateside Associates, Inc.; Global Energy Management Company, Inc.; Decision Point Marketing, Inc. (1990 to 1996); U.S. Games (October 1994 to September 1996); Grossman's Inc. (December 1996 to April 1997); Trustee: The Williamsburg Investment Trust (registered investment company).	2,806 $10,001-$50,000

Class III Interested Director
(Nominee for Term Expiring in 2006*)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2002[1]

Mr. Paul Hottinguer Hottinger et Cie Dreikonigstrasse 55 8027 Zurich Switzerland Age 60	Director[2] since 1987; Chairman of the Board of Directors since 1989; Chief Executive Officer from 1989 to December 5, 2002.	Director since 1987. Term of office will expire in 2003	General Partner: Hottinger et Cie (Zurich); President: Gaspee (real estate) since 1992; Financiere Hottinguer (holding company) (1990 to 2002); Financiere Provence Participations (venture capital firm) since 1990; Axa International Obligation (finance) since 1996; Hottinguer Gestion (Luxembourg) (investment advisor) (1991 to 1998); Hottinger International Fund - "U.S. Growth Fund" (publicly held Luxembourg mutual fund) until 1997; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Finaxa (finance) since 1982; Alpha Assurances-Vie (insurance) (1992 to 1998); Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Financiere Hottinguer to CS Institutions Monetaire (mutual fund) (1990 to 2002); Financiere Hottinguer to CS Court Terme (mutual fund) (1990 to 2002); Censor - Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; Vice Chairman of the Board, Director and Member of Investment Committee: HCC.	Director: Drouot Securite; Member: Conseil de Surveillance Credit Suisse Hottinguer; Societe pour le Financement de Bureaux et d'Usines Sofibus (real estate).	268,443 [3] over $100,000

*In addition, Messrs. Mosseri-Marlio and West, Non-Interested Directors, are Nominees for Terms Expiring in 2006. See page 3.

Class I Interested Director
(Term will Expire in 2004)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2002[1]

Mr. Alexandre de Takacsy Financiere Hottinguer 43, rue Taitbout 75009 Paris France Age 73	Director[2] from 1987 to February 8, 1994 and since September 17, 1998.	Director since 1987. Term of office expires in 2004.	Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. since April, 1986; Vice Chairman of the Board, President and Secretary, HCC; Retired Senior Executive; Royal Bank of Canada.	None	700 $1-$10,000

Class II Interested Directors
(Term will Expire in 2005)

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2002[1]

Paul R. Brenner, Esq.[2] 25 Moore Rd. Bronxville, NY 10708 Age 60	Director since December 5, 2002; Secretary from 1987 to December 5, 2002.	Director since December 2002. Term of office will expire in 2005.	Of Counsel: Salans since July 1996; Paul R. Brenner, Attorney-at-Law since June 1993; Counsel to the Fund (May 1994 to December 5, 2002); Partner: Kelley Drye & Warren (1977 to 1993).	None	8,285 $50,001- $100,000

The Baron Hottinger Hottinger et Cie Dreikonigstrasse 55 8027 Zurich Switzerland Age 68	Director2 since 1987; Chairman of the Board of Directors and Chief Executive Officer from 1987 to 1989.	Director since 1987. Term of office will expire in 2005.	General Partner: Hottinger et Cie (Zurich); President: Conseil de Surveillance Credit Suisse/Hottinguer (Paris), Chairman and Chief Executive Officer: Sofibus (Paris) (real estate); Vice President and Director: Financiere Hottinguer (holding company); Administrator: Hottinguer International Asset Management (Luxembourg), Hottinger US Inc. (USA), Hottinguer Gestion (Luxembourg) (investment advisor) until December 1998; Auditor: Didot Bottin, Financiere Provence de Participations (FPP) (venture capital); Managing Director: Intercom (holding company), Sofides (real estate); Vice President: Gaspee (real estate); Chairman of the Board and Director: HCC.	Member: Conseil de Surveillance AXA; Administrator: Investissement Provence S.A. (holding company), AXA, AXA Assurances IARD, AXA Courtage IARD, AXA Courtage VIE, AXA Assurances Vie, AXA France Assurances, Alpha Assurances Vie, Finaxa, Hottinger International Fund - "U.S. Growth Fund" (publicly-held Luxembourg mutual fund), ECU Invest (publicly-held Luxembourg mutual fund); Member of the Board: Conseil de Surveillance of EMBA N.V. (holding company); Permanent Representative: AXA to AXA Millesime; Director: Donaldson, Lufkin & Jenrette, Inc. (NY) until 2000.	268,443 [3] over $100,000

Executive Officers

Name, Address & Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held	Shares and Dollar Range of Common Stock Beneficially Owned at Dec. 31, 2002[1]

Mr. Rodolphe E. Hottinger[2] Hottinger et Cie 3 Place des Bergues C.P. 395 CH-1201 Geneva Switzerland Age 46	President
since 1997;
Chief
Executive
Officer since
December 5, 2002;
Chief Operating
Officer from
1997 to
December 5,
2002; Acting
President
from 1996
to 1997;
and
Executive
Vice
President
and Chief
Operating
Officer
from 1994
to 1996.	Year to year since 1994.	Managing Partner: Hottinger
et Cie (Zurich) since
1987; Banque Hottinger
et Cie (Paris) (1987
to 1990); President:
Hottinger Capital, S.A.
(Geneva) (investment company)
since 2000; Hottinger & Co. Ltd,
UK (investment advisor)
since 2001; Emba, NV
(investment company) since 1990;
Hottinger Brothers & Cie, Inc.
(broker/dealer) (1982 to 1987);
Vice Chairman of the Board,
Director, Chief Executive
Officer and Member of
Investment Committee: HCC
since 1994.	Director: Sofibus SA (real estate investment company), AXA Switzerland (Insurance), AXA Re America Insurance Co. (USA); AXA Re P&C Insurance Co. (USA); AXA Corporate Solutions Reinsurance Company (USA); AXA Global Risks US Insurance Company (USA); Director: Hottinger Bank & Trust Ltd. (Bahamas).	284,757[3] Over $100,000

Mr. Rudolf Millisits[2] Hottinger Capital Corp. 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age 45	Vice President since 1995 and Senior Vice President since 2000; Treasurer and Chief Financial Officer since December 5, 2002.	Year to year since 1995.	Director: HCC since December 2000; Chief Operating Officer: HCC since December 1998; Executive Vice President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer: HCC since September 1994; Assistant Secretary: HCC since August 1995; Executive Vice President: Hottinger U.S., Inc. since September 1994 and Assistant Secretary since August 1995; Vice President and Portfolio Manager: Hottinger et Cie (Zurich) (1993 to 1994); Assistant Vice President and Investment Advisor: Credit Suisse Geneva.	None	7,035 $50,001 - $100,000

Mr. Philippe R. Comby[2] Hottinger Capital Corp. 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age 36	Vice President since 2000.	Year to year since 2000.	Senior Vice President: HCC since 2002; First Vice President: HCC from 1998 to 2002; Vice President: HCC from 1996 to 1998 and Hottinger U.S. Inc. since 1996; Treasurer: HCC since 1997; Portfolio Manager and Member of Investment Committee: Banque Hottinger et Cie (Geneva) (1994 to 1996); Portfolio Manager and Credit Analyst: Swiss Bank Corp. (1991 to 1994).	None	2,500 $10,001- $50,000

Mr. Edward J. Veilleux[2] 5 Brook Farm Court Hunt Valley, Maryland 21030 Age 59	Vice President since 1987; Secretary since December 5, 2002; Treasurer from 1987 to December 5, 2002.	Year to year since 1987.	President EJV Financial Services LLC (Investment Company Consulting) since May 2002; Director: Deutsche Asset Management (1999 to 2002); Principal: BT Alex Brown Incorporated (1989 to 1999); Executive Vice President, Investment Company Capital Corp. (1987 to 2002).	Trustee; Devcap Shared Return Fund since 2000.	1,000 $10,001-$50,000

[1]	All Directors and Executive Officers as a group (14 persons) owned 338,293 shares which constitutes approximately 1.4% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

[2]	Indicates "Interested Person," as defined in the 1940 Act. Paul Hottinguer and The Baron Hottinger are brothers and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger et Cie (Zurich) and Hottinger U.S., Inc., controlling persons of HCC, the Fund's Investment Advisor; Rodolphe E. Hottinger is also an "Interested Person" because he is President of the Fund; Alexandre de Takacsy is an "Interested Person" because of his affiliation with HCC; Paul R. Brenner is an "Interested Person" because he served as Counsel to the Fund, Counsel to HCC and Of Counsel to Salans, which served as General Counsel for the Fund during the last two years; Rudolf Millisits is an "Interested Person" because he is Senior Vice President and Treasurer of the Fund and because of his affiliation with HCC; Philippe R. Comby is an "Interested Person" because he is Vice President of the Fund and because of his affiliation with HCC; and Edward J. Veilleux is an "Interested Person" because he is Vice President and Secretary of the Fund.

[3]	Hottinger et Cie (Zurich), a partnership, owns 152,260 shares of the Fund, HCC, the Fund's Investment Advisor, owns 107,964 shares of the Fund, and Hottinger Treuhand AG owns 8,219 shares of the Fund. Paul Hottinguer and The Baron Hottinger are brothers, and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are controlling partners of Hottinger et Cie (Zurich) and controlling shareholders and directors of HCC and Hottinger Treuhand AG and therefore share voting and investment power over the 268,443 shares of the Fund owned by Hottinger et Cie (Zurich), HCC and Hottinger Treuhand AG. In addition, Mr. Rodolphe E. Hottinger and his children directly own 16,316 shares.

           The Fund's officers are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. In addition to the Executive Officers, the Fund's other officers are Leslie K. Klenk, Assistant Vice President, Frederick Skillen, Assistant Treasurer, and Dawn Taylor, Assistant Secretary, each of whom is an employee of Forum Financial Group, LLC.

           The Board of Directors provides oversight with respect to the Fund's governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund's Investment Advisor, HCC, the Fund's independent public auditor, Deloitte & Touche LLP, the Fund's Administrator and Accountant, Forum Administrative Services LLC and Forum Accounting Services LLC, respectively, Fund Management and legal counsel.

           The current Members of the Audit Committee are Messrs. Pineau-Valencienne, West and Witt. The Audit Committee makes all decisions with respect to the engagement, compensation and oversight of the independent public auditor and reviews with the independent public auditor the plan and results of the audit engagement and such other matters as is required by the Audit Committee Charter as described below under "Report of Audit Committee." The Board of Directors, in its business judgment, has determined that all Members of the Committee are "independent," as required by the applicable listing standards of the New York Stock Exchange and applicable law. The Audit Committee also oversees the administration of the Fund. The Audit Committee held eight meetings during the year ended December 31, 2002. The Board of Directors also has a Litigation Committee whose current members are Messrs. Gabus, Pineau-Valencienne, West and Witt. The principal function of the Litigation Committee is to monitor litigation arising from two complaints hereinafter discussed under "Other Matters – Settlement of Litigation." The Litigation Committee held seven meetings during the year ended December 31, 2002. The Board of Directors has a Governance/Nominating Committee whose current members are Messrs. Frey, Gabus, Mosseri-Marlio, Pineau-Valencienne, West and Witt, each of whom is a Non-Interested Director. The principal function of the Governance/Nominating Committee is to coordinate and oversee all aspects of the governance of and have principal responsibilities with respect to strategic issues related to the Fund. The Committee also has the function of recommending to the Board nominees for election of Directors. The Governance/Nominating Committee held two meetings during the year ended December 31, 2002. The Governance/Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under "Stockholder Proposals" and otherwise complies with the requirements for such proposals contained in the Fund's By-laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Board of Directors does not have a Compensation Committee.

           During the year ended December 31, 2002, the Board of Directors met four times, all of which were regularly scheduled meetings. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and (ii) the total number of Meetings held by all Committees of the Board on which he served.

           Mr. Pineau-Valencienne, a non-interested director, is Vice Chairman of Credit Suisse First Boston (Europe) Limited, an indirect subsidiary of Credit Suisse Group ("CSG"). Since November 2000, the Fund's U.S. custodian has been Swiss American Securities Inc. and its Swiss sub-custodian has been Credit Suisse First Boston, both of which are subsidiaries of CSG and which received aggregate fees of $155,737 from the Fund in 2002. Hottinger & Cie (Zurich), the parent of the Fund's Investment Advisor, and certain of its affiliated companies effect brokerage transactions for managed accounts through CSG entities. The Fund has, from time to time prior to 2002, also effected brokerage transactions in Swiss equities through a CSG unit in Switzerland, which received brokerage compensation from the Fund of $0 in 2002, $1,194 in 2001 and $86,860 in 2000.

           Each Non-Interested Director of the Fund or its Investment Advisor, HCC, was paid a 2002 annual fee of approximately $15,000 plus $750 for each meeting of the Board of Directors attended and $750 for each committee meeting attended, if held separately. The Chairman of the Audit Committee received an annual fee of approximately $16,500 (in lieu of the approximate $15,000 annual fee paid to other Non-Interested Directors), plus the same $750 meeting fee paid to the other Non-Interested Directors. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairman of the Audit Committee) is adjusted annually, as of each October 1, in proportion to the increase in the Consumer Price Index "All Items Price Index – National," for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Audit, Litigation or Governance/Nominating Committees is compensated for incremental work over and above attending a meeting based upon the value added to the Fund. Finally, the Fund reimburses Non-Interested Directors for certain out-of-pocket expenses, such as travel expenses in connection with board meetings. During the year ended December 31, 2002, all incumbent Non-Interested Directors as a group received from the Fund aggregate remuneration amounting to $212,870 and individual remuneration (exclusive of reimbursed expenses), as follows:

                                                        Pension or
                                                        Retirement                        Total
                                                         Benefits      Estimated       Compensation
                                          Aggregate     Accrued As       Annual        From Fund and
              Name of Person             Compensation  Part of Fund  Benefits Upon      Fund Complex
              and Position                From Fund      Expenses      Retirement    Paid to Directors
--------------------------------------------------------------------------------------------------------
Claude W. Frey, Director                   $20,698          $0             $0             $20,698
--------------------------------------------------------------------------------------------------------
Eric R. Gabus, Director,                   $48,174          $0             $0             $48,174
Chairman of the Governance/Nominating
Committee
--------------------------------------------------------------------------------------------------------
Claude Mosseri-Marlio, Director            $20,698          $0             $0             $20,698
--------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne, Director        $39,154          $0             $0             $39,154
--------------------------------------------------------------------------------------------------------
Stephen K. West, Esq., Director            $41,674          $0             $0             $41,674
--------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq., Director,       $42,469          $0             $0             $42,469
Chairman of the Audit and Litigation
Committees
--------------------------------------------------------------------------------------------------------
           TOTAL REMUNERATION:             $212,870         $0             $0            $212,870
                                           ========         ==             ==            ========
--------------------------------------------------------------------------------------------------------

Messrs. Sullivan & Cromwell who have served as counsel to the Non-Interested Directors since 1987 received $158,222 for legal services rendered and disbursements incurred during 2002. Mr. West serves as Of Counsel to such Firm. No Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, no other persons have been included in the compensation table set forth above.

ADDITIONAL INFORMATION RELATING TO THE FUND

Section 16(a) Beneficial Ownership Reporting Compliance

           Under the securities laws of the United States, the Fund's Directors, its Executive (and certain other) Officers, its Investment Advisor and affiliated persons of its Investment Advisor and any persons beneficially owning more than ten percent of the Fund's Common Stock are required to report their ownership of the Fund's Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during 2002. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2002, except that Mr. Didier Pineau-Valencienne, a Director of the Fund, purchased in one transaction approximately 185 shares of Common Stock of the Fund that was not reported on a timely basis in a Form 4 filing. Mr. Pineau-Valencienne's purchase subsequently was reported on the appropriate form.

Security Ownership of Certain Beneficial Owners

           As of December 31, 2002, no stockholder, to the knowledge of Management, other than the Wachovia Corporation, One Wachovia Center, Charlotte, North Carolina 28288-0137, and Lazard Frères & Co. LLC, 30 Rockefeller Plaza, New York, New York 10020, beneficially owned more than five percent of the Fund's outstanding shares of Common Stock. Wachovia Corporation, on behalf of its advisory clients, filed on February 13, 2003, a beneficial ownership report on Schedule 13G with the Securities and Exchange Commission stating that as of December 31, 2002 it beneficially owned 1,539,686 shares of Common Stock, and Lazard Frères & Co. LLC, on behalf of its advisory clients, filed on February 21, 2003, a beneficial ownership report on Schedule 13G with the Securities and Exchange Commission stating that as of December 31, 2002, it beneficially owned 1,314,600 shares of Common Stock. Based on such filings, these holdings represented approximately 6.48 percent and 5.50 percent of the Fund's outstanding shares, respectively, as of December 31, 2002.

SELECTION OF INDEPENDENT PUBLIC AUDITOR

           At a meeting held on March 19, 2003, the Audit Committee of the Fund recommended, and the Board of Directors selected, Deloitte & Touche LLP (the "Firm" or "D&T") to act as the independent public auditor for the Fund for the year ending December 31, 2003. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent public auditor for the Fund since 1987.

Audit Fees

           The aggregate fees billed by D&T to the Fund for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended December 31, 2002 were $35,000.

Financial Information Systems Design and Implementation Fees

           D&T did not render any information technology services to the Fund during the fiscal year ended December 31, 2002.

All Other Fees

           The aggregate fees billed by D&T to the Fund for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2002, were $17,600. D&T rendered no other services for the Fund, and rendered no services for the Investment Advisor or any affiliate of the Investment Advisor during the year ended December 31, 2002 or during any prior period.

           The Audit Committee has considered whether and determined that the provision of non-audit services to the Fund is compatible with maintaining D&T's independence.

           No representative of D&T is expected to be present at the Meeting.

REPORT OF AUDIT COMMITTEE

           The Audit Committee has exclusive oversight of the Fund's financial reporting process. The Committee operates pursuant to a Charter which was last approved by the Board on March 20, 2002, a copy of which is attached to this Proxy Statement as Appendix "A." As set forth in the Charter, Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public auditor, D&T, is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

           In the performance of its oversight function, the Committee has considered and discussed the December 31, 2002 audited financial statements with Management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by D&T to the Fund is compatible with maintaining the auditor's independence, and has discussed with D&T the auditor's independence.

           Stockholders are reminded, however, that the Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and D&T. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent".

           Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined that the audited financial statements be included in the Fund's Annual Report to Stockholders for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Fund's Board of Directors

Didier Pineau-Valencienne
Stephen K. West, Esq.
Samuel B. Witt, III, Esq.

Dated: April 15, 2003

OTHER MATTERS

General

           The Fund's Investment Advisor is HCC, 1270 Avenue of the Americas, Suite 400, New York, New York 10020, and the Fund's Administrator is Forum Administrative Services LLC, Two Portland Square, Portland, Maine 04101. The Fund currently does not have a principal underwriter.

           No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Settlement of Litigation

           In April and May 2001, two complaints were filed in purported class actions on behalf of stockholders of the Fund, in the Court of Chancery of the State of Delaware, against the Fund, each of its Directors and HCC (collectively, the "defendants"). As discussed below, the parties agreed on settlement terms for one of the claims and the remaining ones have been dismissed.

           The complaints in these cases entitled Kimberly Kahn v. Paul Hottinguer et al. and Charles Miller v. Paul Hottinguer et al. alleged that the defendants: (A) breached fiduciary duties to stockholders and violated Section 109(a) of the Delaware General Corporation Law by adopting amendments to the Fund's By-Laws requiring a vote of 75% of the Fund's outstanding shares to alter, amend or repeal the By-Laws or to adopt other bylaws; (B) breached fiduciary duties to stockholders by adopting amendments to the Fund's By-Laws requiring nominees for election as directors to satisfy certain qualifications; and (C) breached fiduciary and contractual duties through the manner in which the Fund effected a capital gains distribution in December 2000. The complaints sought as relief among other things: (i) a declaration that the defendants have breached their fiduciary duties to stockholders and that the amendments to the By-Laws are null and void; (ii) an injunction in connection with any meeting of stockholders preventing the defendants from enforcing the By-Law amendments; and (iii) certain unspecified damages.

           After the Fund announced in May 2001 that it would put the By-Law amendments challenged in the litigation to a vote of stockholders at the 2002 annual meeting, plaintiffs voluntarily dismissed all claims relating to the By-Laws as moot. The parties subsequently reached agreement on the terms of a settlement of the claims regarding the capital gains distribution. The agreement involves a prospective change in the Fund's dividend policy through 2012 limiting the issuance of dividends or capital gains distributions in the form of stock with an option to take cash unless any resulting net asset value dilution is offset through stock repurchases in accordance with a formula in the settlement. A hearing to approve the settlement has been scheduled for June 3, 2003 before the Chancery Court for the State of Delaware. The details of the settlement are set out in the "Notice of Pendency of Class Action, Proposed Settlement of Class Action and Settlement Hearing" enclosed herewith.

STOCKHOLDER PROPOSALS

           Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2004 must be received by the Fund on or before December 17, 2003 in order to be included in the Fund's proxy statement and form of proxy relating to that Meeting. In addition, the Fund's By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including director nominations) before the 2004 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund's Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between January 22, 2004 and February 21, 2004. For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

           The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Shareholder Communications Inc. to serve as proxy solicitor at an anticipated cost of between $7,000 and $10,000, plus disbursements. In addition to the use of mails, proxy solicitations may be made by telephone, fax and personal interview by the Fund's Officers and Directors and the Fund's Investment Advisor. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this proxy solicitation, please contact Georgeson Shareholder Communications, Inc., Telephone Number: 1-866-867-1147.

VOTING RESULTS

           The Fund will advise the stockholders of the voting results of the matters voted upon at the Annual Meeting in the 2003 Semi-Annual Report to Stockholders.

ANNUAL REPORT

           The Fund will furnish, without charge, a copy of the 2002 Annual Report and the most recent Quarterly and Semi-Annual Report succeeding the Annual Report, if any, to any Stockholder upon request addressed to Rudolf Millisits, Senior Vice President, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020 (toll free telephone number: 1-888-794-7700).

IMPORTANT

          WE URGE STOCKHOLDERS TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD TO THE FUND OR VOTE BY TELEPHONE.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE REELECTION OF THE BOARD'S THREE NOMINEES AS CLASS III DIRECTORS.

If you have any questions concerning this proxy solicitation, please contact Georgeson Shareholder Communications, Inc., Telephone Number: 1-866-867-1147.

Dated: April 15, 2003	Edward J. Veilleux Secretary

APPENDIX "A"

AUDIT COMMITTEE CHARTER
THE SWISS HELVETIA FUND, INC.
(SUBJECT TO REVISION)

I.	Composition of the Audit Committee: The Audit Committee of The Swiss Helvetia Fund, Inc. ("Fund") shall be comprised of three directors, each of whom shall have no relationship to the Fund or any of its investment advisors, administrators, or custodians that may interfere with the exercise of his or her independence from Management and the Fund and, as to his or her relationship to the Fund, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment.

II.	Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

1.	in its oversight of the Fund's accounting and financial reporting principles and policies and internal audit controls and procedures;

2.	in its oversight of the Fund's financial statements and the independent audit thereof;

3.	in selecting, evaluating and, where deemed appropriate, replacing the outside auditors or nominating the outside auditors to be proposed for stockholder approval in any proxy statement; and

4.	in evaluating the independence of the outside auditors.

The function of the Audit Committee is oversight. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Fund's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (iii) representations made by Management as to any information technology, internal audit and other non-audit services provided by the auditors to the Fund.

The outside auditors for the Fund are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors or to nominate the outside auditors to be proposed for stockholder approval in the proxy statement.

The outside auditors shall submit to the Fund annually a formal written statement delineating all relationships between the outside auditors and the Fund ("Statement as to Independence"), addressing each non-audit service provided to the Fund and at least the matters set forth in Independence Standards Board No. 1.

The outside auditors shall submit to the Fund annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Fund's annual financial statements for the most recent fiscal year; (ii) information technology consulting services provided to the Fund for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); (iii) all other services rendered by the outside auditors to the Fund for the most recent fiscal year, in the aggregate and by each service; and (iv) any services rendered by the outside auditors to any of the Fund's investment advisors, administrators, or custodians for the most recent fiscal year, in the aggregate and by each service.

III.	Meetings of the Audit Committee: The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with Management the annual audited financial statements and periodic performance results. In addition, the Audit Committee shall meet separately at least annually with Management and the outside auditors to discuss any matters that the Audit Committee, Management or the outside auditors believe should be discussed privately. The Audit Committee may request any officer of the Fund or the Fund's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.	Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.	with respect to the outside auditor,

(i)	to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

(ii)	to review the fees charged by the outside auditors for audit and non-audit services;

(iii)	to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Fund's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

(iv)	to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation, (b) other non-audit services to the Fund, and (c) any services to the Fund's investment advisors, administrators or custodians is compatible with maintaining the independence of the outside auditors; and

(v)	to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

2.	with respect to financial reporting principles and policies and related controls and procedures,

(i)	to advise Management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii)	to consider any reports or communications (and Management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

•	deficiencies noted in the audit in the design or operation of internal controls;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the outside auditor's responsibility under generally accepted auditing standards;

•	significant accounting policies;

•	Management judgments and accounting estimates;

•	adjustments arising from the audit;

•	the responsibility of the outside auditor for other information in documents containing audited financial statements;

•	disagreements with Management;

•	consultation by Management with other accountants;

•	major issues discussed with Management prior to retention of the outside auditor;

•	difficulties encountered with Management in performing the audit; and

•	the outside auditor's judgments about the quality of the Fund's accounting principles;

(iii)	to meet with Management and/or the outside auditors:

•	to discuss the scope of the annual audit;

•	to discuss the audited financial statements;

•	to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by Management or the outside auditors, relating to the Fund's financial statements;

•	to review the form of opinion the outside auditors propose to render to the Board of Directors and stockholders;

•	to discuss allocations of expenses between the Fund and other entities;

•	to discuss the Fund's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

•	to discuss with Management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

•	to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, Management's adherence to such procedures and the adequacy of supporting documentation;

•	to discuss significant changes to the Fund's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or Management;

•	to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

(iv)	to obtain from the outside auditors assurance that the audit was conducted consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

(v)	to discuss with the Fund's legal advisors any significant legal matters that may have a material effect on the financial statements, the Fund's compliance policies, including material notices to or inquiries from governmental agencies; and

3.	with respect to reporting, recommendations, and other matters,

(i)	to provide advice to the Board of Directors in selecting the principal accounting officer of the Fund;

(ii)	to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement;

(iii)	to review this Charter at least annually and recommend any changes to the full Board of Directors; and

(iv)	to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.	Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

IN RE THE SWISS HELVETIA FUND, INC. SHAREHOLDERS LITIGATION	) )	Consolidated Civil Action No. 18788

NOTICE OF PENDENCY OF CLASS ACTION, PROPOSED
SETTLEMENT OF CLASS ACTION AND SETTLEMENT HEARING

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF THE SWISS HELVETIA FUND, INC. BEGINNING ON MAY 19, 2000 THROUGH AND INCLUDING MARCH 27, 2003, INCLUDING ANY AND ALL OF THEIR RESPECTIVE SUCCESSORS IN INTEREST, REPRESENTATIVES, TRUSTEES, EXECUTORS, ADMINISTRATORS, HEIRS, ASSIGNS OR TRANSFEREES, IMMEDIATE AND REMOTE, AND EXCLUDING DEFENDANTS (THE "CLASS").

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF YOU WERE NOT THE BENEFICIAL HOLDER OF COMMON STOCK OF SWISS HELVETIA, BUT HELD SWISS HELVETIA COMMON STOCK FOR A BENEFICIAL HOLDER, PLEASE TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL HOLDER.

SETTLEMENT HEARING

           1. The purpose of this Notice is to inform you that a hearing will be held before the Delaware Court of Chancery, in the New Castle County Courthouse, 500 North King Street, Wilmington, Delaware 19801 on June 3, 2003, at 11:30 a.m. (the "Settlement Hearing"), to (i) determine whether a proposed settlement (the "Settlement") of the above captioned action (the "Action"), is fair, reasonable and adequate and in the best interests of the Class; (ii) determine whether a class should be finally certified in the Action; (iii) determine whether the Class has been adequately represented by plaintiffs and their attorneys; (iv) determine whether final judgment should be entered dismissing the Action as to all defendants with prejudice as against the plaintiffs and all members of the Class (the "Order and Final Judgment"); (v) hear and determine any objections to the Settlement; and (vi) if the Court approves the Settlement to determine whether it should award attorneys' fees and expenses to plaintiffs' attorneys.

           2. The Court has reserved the right to adjourn the Settlement Hearing, by oral announcement at such hearing or any adjournment thereof, and without further notice of any kind. The Court also has reserved the right to approve the Settlement at or after the Settlement Hearing with any modifications to which the parties to the Action agree and without further notice to the Class.

THE FACTUAL BACKGROUND

THE DESCRIPTION OF THE ACTION AND THE SETTLEMENT WHICH FOLLOW HAVE BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION BY THE COURT OF FINDINGS OF FACT.

           A. In May and October 2000, the directors of the Swiss Helvetia Fund, Inc. (the "Fund") adopted certain amendments to its bylaws, which (i) specified minimum director qualifications, (ii) eliminated the stockholders' ability to call special stockholder meetings, (iii) limited to record holders of the Fund's stock the ability to submit proposals under an advance notice bylaw, (iv) required that record holders who submit such proposals indicate whether they will solicit proxies, and (v) increased the percentage of shares required to amend the Bylaws of the Fund from a majority to 75% (the "Bylaw Amendments").

           B. In December 2000, the Fund announced that stockholders in the Fund would receive capital gains distributions for calendar year 2000 either in newly issued shares in the Fund or, if they affirmatively opted, in cash (the "New Shares Option").

           C. On April 2 and May 8, 2001, plaintiffs, purported stockholders in the Fund, filed putative class actions in the Court (as consolidated, the "Action") alleging, among other things, (i) that the individual defendants breached their fiduciary duties in voting to approve the Bylaw Amendments and in connection with the Fund's distribution of capital gains pursuant to the New Shares Option, (ii) that the Fund breached a contractual obligation contained in its prospectuses that, in the event the Fund's net asset value ("NAV") exceeded the market value of its shares, it would distribute capital gains to stockholders only in cash or shares in the Fund repurchased on the open market, and that the Fund's failure to distribute capital gains in this manner diluted stockholder interests and increased the discount to NAV at which the Fund's shares traded and (iii) that the amendment increasing the percentage of shares required to amend the bylaws from a majority to 75% violated 8 Del. C.§109(a) and constituted a further breach of the individual defendants' fiduciary duties.

           D. On May 15, 2001, the Fund announced that it would put the Bylaw Amendments to a vote of stockholders at the 2002 annual meeting of the Fund, with such bylaws to be maintained in effect only if a majority of shares voted "yes" or "no" on the bylaws at the meeting, and excluding abstentions and broker non-votes, voted for their retention. Subsequently, the Board rescinded the bylaw amendment which had eliminated the stockholders' ability to call a special meeting of stockholders. At the 2002 annual meeting of the Fund, the requisite majority vote was obtained with respect to the continuation of the other four Bylaw Amendments.

           E. The portions of the complaint relating to (i) alleged breaches of fiduciary duty arising out of the defendants' implementation of the Bylaw Amendments and (ii) the alleged violation of 8 Del. C.ss.109(a) were then dismissed as moot by stipulation of the parties (without waiver of the right of plaintiffs' counsel to seek an award of attorneys' fees in connection therewith), as a consequence of the Fund's announcement as described above.

           F. Plaintiffs' counsel and counsel for defendants subsequently engaged in arm's-length negotiations concerning a possible settlement of the remaining claims in the Action.

           G. In light of the events, negotiations and agreements described above, analysis of applicable law, and after consulting with an industry expert, counsel for plaintiffs in the Action have concluded that the terms and conditions of the settlement described below are fair, reasonable, adequate, and in the best interests of the plaintiffs and the Class.

           H. Plaintiffs enter into this Stipulation after taking into account (i) the substantial benefits to the members of the Class (as defined below), (ii) the risk of continued litigation, (iii) the desirability of permitting the Settlement to be consummated as provided by the terms of this Stipulation, and (iv) the conclusion of counsel for plaintiffs that the terms and conditions of the Settlement are fair, reasonable, adequate and in the best interests of the Class. Plaintiffs and plaintiffs' counsel have agreed to the terms of the Settlement because, in their view, the Settlement substantially achieves plaintiffs' principal objectives in the Action.

           I. Defendants in the Action have denied and continue to deny vigorously any wrongdoing or any liability with respect to all claims alleged in the Action. While denying any fault or wrongdoing, and relying on the provision of the Stipulation that it shall in no event be construed as or deemed to be evidence of an admission or concession on the part of defendants or any Released Person (as defined below) of any fault or liability whatsoever, and without conceding any infirmity in their defenses against the claims alleged in the Action, defendants consider it desirable that the Action be settled and dismissed, subject to the terms and conditions of the Stipulation, because the Settlement will (i) be beneficial to the Class members; (ii) halt the substantial expense, inconvenience and distraction of continued litigation of plaintiffs' claims; (iii) finally put to rest those claims; and (iv) dispel any uncertainty that may exist as a result of the Action.

THE SETTLEMENT TERMS

           1. The Fund's dividend policy shall be modified as follows:

                a. If on December 31, 2002 or on December 31 of any subsequent year through December 31, 2012, cumulative net NAV anti-dilution, as defined in subsection (b) below, is no longer positive, the Fund will use its reasonable efforts, such as through open market stock repurchases, to restore cumulative net NAV anti-dilution to a positive balance within 12 months, and in any event will not issue dividends or capital gains distributions in stock with an option to take cash if the stock would be issued at a price below net asset value per share until either cumulative net NAV anti-dilution has been restored to a positive balance or such issuance has been approved by the vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940).

                b. Cumulative net NAV anti-dilution equals:

(i) the total dollar amount by which the Fund's purchase price of its stock is below its net asset value at the time of purchase, less

(ii) the total dollar amount by which the Fund's issuance price of stock in dividends and capital gains distributions in stock with an option to take cash is below its net asset value at the time of issuance, all calculated on a cumulative basis from January 1, 2002 to the date of calculation.

           2. If the Court approves the Settlement, the Court will enter an Order and Final Judgment which, among other things, will provide that any and all claims, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, judgments, suits, matters and issues of any kind or nature whatsoever, whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, matured or unmatured, that have been or could have been asserted in the Action or in any court, tribunal or proceeding (including, but not limited to, any claims arising under federal or state law relating to alleged fraud, breach of any duty, negligence, violations of the federal securities laws, or otherwise) by or on behalf of any member of the Class, whether individual, class, derivative, representative, legal, equitable or any other type or in any other capacity (collectively, the "Releasing Parties") against the Fund, the individual defendants, Hottinger Capital Corp., and any of their families, parent entities, affiliates, subsidiaries, predecessors, successors or assigns, and each and all of their respective past or present officers, directors, associates, stockholders, members, controlling persons, representatives, employees, attorneys, counselors, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, engineers, advisors or agents, heirs, executors, trustees, general or limited partners or partnerships, personal representatives, estates or administrators of any of the foregoing (collectively, the "Released Persons"), relating to the allegations, facts, events, transactions, acts, occurrences, statements, representations, misrepresentations, omissions or any other matter, thing or cause whatsoever, or any series thereof, embraced, involved, set forth in or otherwise related to the complaints filed in the Action, and any public filings or statements (including but not limited to public statements) by any of the Released Persons in connection with the foregoing (collectively, the "Released Claims") shall be fully, finally, and forever compromised, settled, discharged, dismissed with prejudice, released and barred pursuant to the terms and conditions set forth herein; provided, however, that the claims to be released shall not include the right of any members of the proposed Class (as defined herein) or any of the defendants to enforce the terms of the Settlement.

The release will extend to claims that the Releasing Parties do not know or suspect to exist at the time of the release, which if known, might have affected any Releasing Parties' decision regarding the release contained in the Settlement. The Releasing Parties shall be deemed to relinquish, to the full extent permitted by law, the provision, rights and benefits of § 1542 of the California Civil Code which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

It is the intention of the parties to extinguish all Released Claims and consistent with such intention the Releasing Parties waive their rights, to the extent permitted by law, under the provisions of Section 1542 of the California Civil Code or any other similar state law, federal law or principle of common law, which may have the effect of limiting the release set forth above.

           3. THE COURT HAS NOT FINALLY DETERMINED THE MERITS OF THE CLAIMS MADE BY PLAINTIFFS AGAINST, OR THE DEFENSES OF, THE DEFENDANTS. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW OR THAT RELIEF IN ANY FORM OR RECOVERY IN ANY AMOUNT COULD BE HAD IF THE ACTIONS WERE NOT SETTLED.

DISMISSAL AND RELEASE

           4. The parties to the Action intend that the Court's approval of the proposed Settlement shall extinguish for all time all rights, claims and causes of action that are or relate to the Released Claims against any of the Released Persons.

           5. If the Court approves the Settlement, it will become effective when the Order and Final Judgment is not subject to further appeal or review. If the Court does not approve the Settlement or it does not become effective, then the Settlement shall be of no further force and effect and each party shall be restored to his, her or its prior position, except that all costs incurred in connection with notifying the Class of the Settlement shall be the obligation of the Fund.

           6. If the Court approves the Settlement, the Action will be dismissed on the merits with respect to all defendants and with prejudice against plaintiffs and all members of the Class. The Settlement is intended to be a full compromise, settlement and release of all claims, known or unknown, which have been or which might have been asserted by plaintiffs or any other member of the Class against any of the Released Persons arising now or hereafter from or relating to matters alleged in the Action. Such release and dismissal will bar the institution or prosecution by plaintiffs or any member of the Class of any other action asserting any Released Claim against any of the Released Persons.

ATTORNEYS' FEES

           7. At or before the Settlement Hearing, plaintiffs' counsel intend to apply for an award of attorneys' fees and expenses in an amount not to exceed $290,000. The Fund has agreed to pay the amount the Court awards up to $290,000. Defendants have agreed they will not object to such an application by plaintiffs' counsel, and plaintiffs' counsel have agreed not to make any other application for fees or disbursements. Defendants retain the right to oppose any other application for fees or disbursements by any other person. The Court may consider the fairness, reasonableness and adequacy of the Settlement independently of any application for an award of attorneys' fees and reimbursement of expenses.

CLASS CERTIFICATION

           8. On March 27, 2003, the Court entered an order (the "Scheduling Order") determining preliminarily and solely for purposes of the Settlement, that the Action may be maintained as a class action, with no opt out rights, by plaintiffs as representatives of the Class, and naming the law firm of Rosenthal, Monhait, Gross & Goddess, P.A. as Delaware Liaison Counsel and naming the law firms of Harnes Keller LLP and Wechsler Harwood LLP as counsel for the Class (together, "Class Counsel"), pursuant to Court of Chancery Rules 23(a), (b)(1) and (b)(2), on behalf of the Class. The Court will consider these issues further at the Settlement Hearing to determine whether the Action should be finally certified as a class action.

RIGHT TO APPEAR AT THE SETTLEMENT HEARING

           9. Any Class member who objects to the Settlement, the class action determination, the Order and Final Judgment to be entered, and/or the application for attorneys' fees and expenses, or who otherwise wishes to be heard, may appear in person or by his, her or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant. If you want to do so, however, you must file the following with the Register in Chancery, New Castle County Courthouse, 500 King Street, Wilmington, Delaware 19801 no later than ten days prior to the Settlement Hearing (unless the Court otherwise directs, for good cause shown): (i) a written notice of your intention to appear; (ii) proof of your membership in the Class; (iii) a detailed statement of your objections to any matter before the Court; (iv) the grounds therefor or the reasons why you want to appear and to be heard; and (v) all documents and writings you want the Court to consider. Also, on or before such filing, you must serve the same documents by hand or overnight mail on the following counsel of record:

Norman M. Monhait
Rosenthal, Monhait, Gross & Goddess, P.A.
Suite 1401, 919 Market Street
P.O. Box 1070
Wilmington, Delaware 19899
  Attorneys for Plaintiffs

Anne C. Foster
Richards, Layton & Finger
One Rodney Square
P.O. Box 551
Wilmington, Delaware 19899
  Attorneys for certain Defendants

C. Barr Flinn
Young, Conaway, Stargatt &
  Taylor LLP
1000 West Street, 17th Floor
P.O. Box 391
Wilmington, DE 19899
(302) 571-6600v Attorneys for certain Defendants

Any person who fails to object in the manner prescribed above shall be deemed to have waived such objection and shall be forever barred from raising such objection in this or any other action or proceeding.

INTERIM INJUNCTION

           10. Pending final determination of whether the Stipulation should be approved, the plaintiffs and all members of the Class, and each of them, and any of their respective representatives, trustees, successors, heirs and assigns are barred and enjoined from commencing or prosecuting any action either directly or in any other capacity which asserts Released Claims against any of the Released Persons.

SCOPE OF THIS NOTICE AND FURTHER INFORMATION

           11. This Notice does not purport to be a comprehensive description of the Action, the allegations or transactions related thereto, the terms of the Settlement or the Settlement Hearing. For a more detailed statement of the matters involved in this litigation, you may inspect the pleadings, the Settlement Agreement, the Orders entered by the Court and other papers filed in the Action, unless sealed, at the Office of the Register in Chancery, the address of which is above, during regular business hours of each business day. DO NOT WRITE OR TELEPHONE THE COURT. Questions may be directed to: Gregory E. Keller, Esquire, Harnes Keller LLP, 964 Third Avenue, Seventh Floor, New York, NY 10022.

NOTICE TO PERSONS OR ENTITIES HOLDING
FUND STOCK OF RECORD ON BEHALF OF OTHERS

           12. Brokerage firms, banks and other persons or entities who are members of the Class in their capacities as record owners, but not as beneficial owners, are requested to send this Notice promptly to beneficial owners. Additional copies of this notice for transmittal to beneficial owners are available on request directed to:

Mr. Edward J. Veilleux EJV Financial Services LLC 5 Brook Farm Court Hunt Valley, MD 21030

Dated: March 27, 2003	BY ORDER OF THE COURT: /s/ Dianne M. Kempski Register in Chancery

PLEASE DETACH AT PERFORATION BEFORE MAILING

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
New York, New York 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED APRIL 15, 2003, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

P R O X Y	The undersigned hereby appoints Rudolf Millisits and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 8, 2003 at the Annual Meeting of Stockholders to be held at 11:30 a.m. on May 22, 2003 at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022 or any adjournment or adjournments or postponement thereof.

This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the three Nominees as Class III Directors. This proxy also will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

PLEASE DETACH AT PERFORATION BEFORE MAILING

          PROPOSAL 1

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

                     Election of Directors

Nominees for Class III Directors: Paul Hottinguer, Claude Mosseri-Marlio and Stephen K. West, Esq.

For all nominees listed (except as marked to the contrary) ____	WITHHOLD AUTHORITY (to vote for all nominees listed) ____

(INSTRUCTION: To withhold authority for any individual nominee strike a line through the nominee's name on the list above).

________________________________
Signature Date

________________________________
Signature Date

Your signature should appear the same as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give full title as such.

When signing as joint tenants, all parties in the joint tenancy must sign. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf and the corporate seal affixed. If the signature is by a partnership, a partner should sign the full partnership name.